UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2008

BEST BUY CO., INC.

(Exact name of registrant as specified in its charter)

Minnesota

1-9595

41-0907483

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota		55423
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   Regulation FD Disclosure

On October 14, 2008, The Carphone Warehouse Group PLC (“CPW”) released its trading statement for its fiscal second quarter ended September 27, 2008.  In the news release, CPW reported the fiscal second quarter highlights and strategic and financial goals for Best Buy Europe, a venture between Best Buy Co., Inc. (“Best Buy” or the “registrant”) and CPW, which is owned 50% by the registrant.  The news release issued by CPW on October 14, 2008, is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability of that Section, unless the registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

In addition, on October 14, 2008, representatives of the registrant and CPW are holding an investor presentation to be webcast to discuss the registrant’s strategic update for its International segment, including Best Buy Europe. The registrant is furnishing, as Exhibit 99.2 to this Current Report on Form 8-K, the slide presentation to be used on the October 14, 2008 webcast, and which the registrant may use from time to time in presentations related to its International segment and Best Buy Europe. The slide presentation is furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing the slide presentation, the registrant makes no admission as to the materiality of the information included in the slide presentation. The registrant undertakes no duty or obligation to publicly update or revise the information included in the slide presentation, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the U.S. Securities and Exchange Commission (the “SEC”), through press releases or through other public disclosure. The registrant intends to post the slide presentation in the “For Our Investors” section of its Web site located at www.BestBuy.com, though it reserves the right to discontinue such posting at any time.

Some of the matters discussed in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of the registrant and its management.  The registrant’s business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to, those factors set forth in the slide presentation attached hereto as Exhibit 99.2 and the risk factors set forth in the registrant’s filings with the SEC.

ITEM 9.01     Exhibits

(d) The following exhibits are furnished as exhibits to this report.

Number	Description
99.1	News release issued by The Carphone Warehouse Group PLC dated October 14, 2008

99.2	Slide presentation used for joint webcast of Best Buy Co., Inc. and The Carphone Warehouse Group PLC dated October 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: October 14, 2008	By:	/s/ JAMES L. MUEHLBAUER
James L. Muehlbauer
Executive Vice President – Finance and Chief
Financial Officer